Exhibit 10.21

SHARE SWAP AGREEMENT

This Share Swap Agreement (the "Agreement") is made on 29 August 2025 by and among:

1. **Smart Kreate Group Limited** (the "Purchaser"), a company incorporated under the laws of British Virgin Islands under Company Registration Number 2136895, having its registered office at Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110;
2. **Cealus Global Strategy Fund SPC – Cealus Global Thematic Income Fund SP** (the "Seller"), a Segregated Portfolio Company established under the laws of Cayman Islands, having its registered office at c/o Hermes Corporate Services Ltd., Fifth Floor, Zephyr House, 122 Mary Street, George Town, P.O. Box 31493, Grand Cayman KY1-1206, Cayman Islands; and
3. **Caelus Global Venture 2 Limited** (the "Shareholder"), a company incorporated under the laws of British Virgin Islands under Company Registration Number 2150673, having its registered office at Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110.

WHEREAS:

A. The Seller is the legal and beneficial owner of 100% of the issued shares in **Oceanus Asia Opportunity 2 Limited** (the "Target Company"), a company incorporated under the laws of British Virgin Islands, having its registered office at Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110.

B. The Shareholder is the legal and beneficial owner of shares in the Purchaser.

C. The Target Company is also the holder of 3,065,000 shares of **Smart Minds Holding Limited** ("SMHL Shares").

D. The Purchaser desires to acquire from the Seller, and the Seller agrees to transfer, 100% of the Target Company in consideration of the Purchaser issuing **406** new shares in the Purchaser to the Shareholder, valued at **US$1,892,771**, on the basis of the Purchaser's overall agreed valuation of **US$16,881,096**.

NOW IT IS HEREBY AGREED as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, unless the context otherwise requires:

- **"Completion"** means the completion of the transactions contemplated under this Agreement.
- **"Consideration Shares"** means 406 new ordinary shares to be allotted and issued by the Purchaser to the Shareholder.
- **"Long Stop Date"** means 29 September 2025, being the final date by which Completion must occur unless otherwise agreed in writing.

2. SALE AND TRANSFER OF SHARES

2.1 The Seller shall sell, transfer, and deliver to the Purchaser, and the Purchaser shall purchase from the Seller, 100% of the issued share capital of the Target Company, free from all encumbrances, together with all rights attached thereto as at Completion.

3. CONSIDERATION

3.1 In consideration for the transfer of the Target Company Shares, the Purchaser shall allot and issue to the Shareholder **406 new ordinary shares** in the Purchaser (the "Consideration Shares").

3.2 The Consideration Shares are valued at **US$1,892,771**, based on the Purchaser's agreed valuation of **US$16,881,096**.

3.3 The Consideration Shares shall rank **pari passu** with the existing ordinary shares of the Purchaser in all respects.

4. CONDITIONS PRECEDENT

4.1 Completion of the transactions contemplated in this Agreement shall be conditional upon:

(a) all necessary corporate approvals of each Party being duly obtained;

(b) compliance with all applicable legal and regulatory requirements; and

(c) execution of all ancillary documents required to affect the share transfers and allotment.

5. COMPLETION

5.1 Completion shall take place on 29 August 2025 or such other date as may be agreed by the Parties.

5.2 At Completion:
(a) the Seller shall deliver duly executed instruments of transfer and share certificates in respect of the Target Company Shares to the Purchaser;
(b) the Purchaser shall issue and allot the Consideration Shares to the Shareholder and enter its name in the register of members of the Purchaser; and
(c) the Parties shall execute, all other documents necessary to give effect to this Agreement.

6. REPRESENTATIONS AND WARRANTIES

6.1 Each Party represents and warrants to the other Parties that:
(a) it has full power and authority to enter into and perform this Agreement;
(b) this Agreement constitutes legal, valid, and binding obligations enforceable in accordance with its terms.

6.2 The Seller further warrants that:
(a) it is the sole legal and beneficial owner of the Target Company Shares;
(b) the Target Company Shares are fully paid and free from any encumbrances;
(c) the Target Company is duly incorporated and validly existing under the laws of its jurisdiction.

7. GOVERNING LAW AND JURISDICTION

7.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong SAR.

7.2 Any dispute arising out of or in connection with this Agreement shall be submitted to the exclusive jurisdiction of the courts of Hong Kong SAR.

8. MISCELLANEOUS

8.1 This Agreement constitutes the entire agreement between the Parties with respect to the subject matter.

8.2 No variation shall be effective unless made in writing and signed by all Parties.

EXECUTED by the Parties as an Agreement on the date first written above:

Purchaser

SIGNED by Chiu Ka Ki (趙家祺), Director)

For and on behalf of **Smart Kreate Group Limited**)

In the presence of:-

For and on behalf of
Smart Kreate Group Limited

/s/ Chiu Ka Ki
....
Authorized Signature(s)

Seller

SIGNED by Chan Carl (陳海辰), Director)

For and on behalf of **Cealus Global Strategy Fund**)
SPC – Caelus Global Thematic Income Fund SP

/s/ Chan Carl

In the presence of:-

Shareholder

SIGNED by Chan Carl (陳海辰), Director)

For and on behalf of **Caelus Global Venture 2 Limited**)

In the presence of:-

For and on behalf of
Caelus Global Venture 2 Limited

/s/ Chan Carl
....
Authorized Signature(s)